UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2006

ORTHOVITA, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-24517	23-2694857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Great Valley Parkway Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone, including area code: (610) 640-1775

Not applicable.

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Orthovita, Inc. (“Orthovita” or “the Company”) appointed Mr. Albert J. Pavucek, Jr. as its Vice President and Corporate Controller effective September 11, 2006.

Before joining Orthovita, Mr. Pavucek, 43, served as Vice President, Finance and Operations, of PDI, Inc., a publicly traded biopharmaceutical commercialization partner, from 2002 to September 2006. Mr. Pavucek also served as Executive Director, Controller of PDI, Inc. from 2001 to 2002. Prior to joining PDI, Inc., Mr. Pavucek served at Astra Zeneca, L.P. from 1994 to 2001 in finance and operations roles of increasing responsibility, culminating as Sales Force Controller in 1996. Mr. Pavucek holds Bachelor and Master Degrees in Business Administration from Temple University.

Mr. Pavucek has an “at will” employment arrangement with Orthovita which includes the following:

1.	Annual Base Salary of $180,000, subject to review and adjustment by the Board of Directors of the Company based on recommendations by the Compensation Committee of the Board;

2.	Eligibility for annual discretionary performance bonus awards based on Company and individual objectives and milestones established by the Board of Directors of the Company each year. Under the annual discretionary performance bonus program, Mr. Pavucek is eligible to receive an annual target bonus of 30% of his base salary if the Company achieves 100% of its annual performance objectives;

3.	Eligibility for awards under the Company’s long-term incentive compensation plan, as determined by the Board of Directors based on recommendations of the Compensation Committee of the Board;

4.	Eligibility to participate in the Company’s 401(k) plan;

5.	Eligibility for medical and disability insurance and other forms of health, life and other insurance and/or benefits provided by the Company to its employees;

6.	An automobile allowance of $600 per month;

7.	Vacation, paid sick leave and all other employee benefits provided by the Company to its executive officers; and

8.	The Company has entered into change of control agreements with certain of its executive officers and other vice presidents, including Mr. Pavucek. The severance benefits provided under the change of control agreement are described in the Company’s annual meeting proxy statement filed on May 1, 2006 with the Securities and Exchange Commission.

Lisa S. Casel resigned as Orthovita’s Vice President and Corporate Controller effective September 11, 2006 but remains employed with the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1    Press Release, dated September 12, 2006, issued by Orthovita, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOVITA, INC.

By:	/s/ Joseph M. Paiva
Joseph M. Paiva
Chief Financial Officer

Dated: September 14, 2006